THE GABELLI ASSET FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                          [Graphic of 4 stars omitted]

          MORNINGSTAR RATED(TM) GABELLI ASSET FUND 4 STARS OVERALL AND
               FOR THE THREE-YEAR PERIOD ENDED 06/30/00 AMONG 3642
              DOMESTIC EQUITY FUNDS, AND FOR THE FIVE AND TEN-YEAR
 PERIODS ENDED 06/30/00 AMONG 2328 AND 783 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      At the end of the first quarter of 2000, long-dormant value stocks were finally attracting attention. The sharp technology stock correction, which began in the second week of March, revived the antiquated notion that the severely depressed stocks of high quality companies in out-of-favor industry groups might be an attractive alternative to the richly priced technology stocks. This all-but-forgotten concept gained credence as the previous drivers of the NASDAQ continued to plummet in April. However, investors quickly lost interest in the merits of value investing when technology stocks began rebounding in late May. By the end of the second quarter, all eyes were once again focused on technology stocks, leaving the rest of the market adrift. The Dow Jones Industrial Average ("DJIA") and Standard & Poor's 500 Index materially outperformed the NASDAQ Composite Index during the second quarter, but momentum had clearly shifted back to technology stocks at its close.

      While public market speculators remain ambivalent about fundamentally inexpensive, high quality companies in more prosaic businesses, the true connoisseurs of value--corporate acquirers and leveraged buy out groups--are aggressively taking advantage of all the attractive merchandise in the market's discount bin. And, of course, value investors like us call this "our space".

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Asset Fund's (the "Fund") net asset value slipped 1.83%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices declined 2.66%, 0.41% and 3.78%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 8.36% over the trailing twelve-month period. The S&P 500, Value Line Composite and Russell 2000 Indices rose 7.24%, 1.47% and 14.32%, respectively, over the same twelve-month period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

----------------------------------------------------------------------------------------------------------
                                                                          Quarter
                                                   -----------------------------------------
                                                    1st         2nd        3rd         4th           Year
                                                    ---         ---        ---         ---           ----
  2000:  Net Asset Value.......................    $40.93      $40.18       --          --             --
         Total Return..........................      0.2%       (1.8)%      --          --             --
------------------------------------------------------------------------------------------------------------
  1999:  Net Asset Value.......................    $37.18      $41.38     $39.52      $40.84        $40.84
         Total Return..........................      4.8%       11.3%      (4.5)%      15.3%         28.5%
------------------------------------------------------------------------------------------------------------
  1998:  Net Asset Value.......................    $36.00      $36.41     $31.24      $35.47        $35.47
         Total Return..........................     13.0%        1.1%     (14.2)%      18.2%         15.9%
------------------------------------------------------------------------------------------------------------
  1997:  Net Asset Value.......................    $27.00      $31.45     $34.99      $31.85        $31.85
         Total Return..........................      2.2%       16.5%      11.3%        4.3%         38.1%
------------------------------------------------------------------------------------------------------------
  1996:  Net Asset Value.......................    $27.44      $28.09     $27.92      $26.42        $26.42
         Total Return..........................      6.6%        2.4%      (0.6)%       4.5%         13.4%
------------------------------------------------------------------------------------------------------------
  1995:  Net Asset Value.......................    $23.84      $25.10     $26.76      $25.75        $25.75
         Total Return..........................      7.3%        5.3%       6.6%        3.7%         24.9%
------------------------------------------------------------------------------------------------------------
  1994:  Net Asset Value.......................    $22.63      $22.36     $23.56      $22.21        $22.21
         Total Return..........................     (2.9)%      (1.2)%      5.4%       (1.2)%        (0.1)%
------------------------------------------------------------------------------------------------------------
  1993:  Net Asset Value.......................    $21.10      $22.10     $23.63      $23.30        $23.30
         Total Return..........................      6.1%        4.7%       6.9%        2.5%         21.8%
------------------------------------------------------------------------------------------------------------
  1992:  Net Asset Value.......................    $19.04      $18.91     $19.02      $19.88        $19.88
         Total Return..........................      6.0%       (0.7)%      0.6%        8.5%         14.9%
------------------------------------------------------------------------------------------------------------
  1991:  Net Asset Value.......................    $17.36      $17.36     $17.90      $17.96        $17.96
         Total Return..........................     11.1%        0.0%       3.1%        3.2%         18.1%
------------------------------------------------------------------------------------------------------------
  1990:  Net Asset Value.......................    $16.48      $16.81     $15.21      $15.63        $15.63
         Total Return..........................     (4.5)%        2.0%     (9.5)%       7.8%         (5.0)%
------------------------------------------------------------------------------------------------------------
  1989:  Net Asset Value.......................    $16.46      $18.01     $18.73      $17.26        $17.26
         Total Return..........................     12.0%        9.4%       4.0%       (1.0)%        26.2%
------------------------------------------------------------------------------------------------------------
  1988:  Net Asset Value.......................    $13.49      $14.62     $14.94      $14.69        $14.69
         Total Return..........................     14.4%        8.4%       2.2%        3.5%         31.1%
------------------------------------------------------------------------------------------------------------
  1987:  Net Asset Value.......................    $12.97      $13.93     $14.66      $12.61        $12.61
         Total Return..........................     19.6%        7.4%       5.2%      (14.0)%        16.2%
------------------------------------------------------------------------------------------------------------
  1986:  Net Asset Value.......................    $10.44      $11.21     $11.29      $11.28        $11.28
         Total Return..........................      4.4%(b)     7.4%       0.7%       (0.1)%        12.8%(b)
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
          Average Annual Returns - June 30, 2000 (a)
          ------------------------------------------
  1 Year .....................................       8.36%
  5 Year .....................................      20.46%
  10 Year ....................................      16.53%
  Life of Fund (b) ...........................      17.22%
----------------------------------------------------------------


                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999       $4.630           $39.92
December 28, 1998       $1.419           $34.60
December 30, 1997       $4.610           $31.73
December 31, 1996       $2.770           $26.42
December 29, 1995       $2.000           $25.75
December 30, 1994       $1.056           $22.21
December 31, 1993       $0.921           $23.30
December 31, 1992       $0.755           $19.88
December 31, 1991       $0.505           $17.96
December 31, 1990       $0.770           $15.63
December 29, 1989       $1.278           $17.26
December 30, 1988       $0.775           $14.69
January 4, 1988         $0.834           $12.07
March 9, 1987           $0.505           $12.71

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.
--------------------------------------------------------------------------------
                                        2

      For the ten-year period ended June 30, 2000, the Fund's total return averaged 16.53% annually versus average annual returns of 17.79%, 14.04% and 13.57% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on March 3, 1986 through June 30, 2000, the Fund had a cumulative total return of 875.52%, which equates to an average annual total return of 17.22%.

[Graphic omitted]
[Pyramid text as follows:]
EPS
PMV
MANAGEMENT
CASHFLOW
RESEARCH


COMMENTARY

"WHAT, ME WORRY?"

      The labor market remains tight and the threat of wage-driven inflation is quite real. Despite six Federal Reserve interest rate hikes over the last eighteen months, the economy is still growing at a pace that troubles the monetary authorities. This is also an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to re-allocate the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of attractive fundamental values in the equity markets, the overall market, as measured by the S&P 500 Index, is still rather richly priced relative to historic norms.

      Of concern to us is the soaring trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. This has worked out well for all concerned. However, if we see inflation continue to trend higher and if the U.S. financial markets sputter, international investors may seek opportunities elsewhere. Reduced global demand for U.S. financial assets may have a greater impact on stocks and bonds than the aforementioned economic, political, and market issues. If international demand dries up, the favorable supply/demand dynamics the U.S. financial markets have enjoyed over the last decade may be disrupted. In addition, the Federal Reserve may have to pump up interest rates even further, and at the wrong time, to defend the dollar.

      That is the dark side. The bright side is that we are finally seeing evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have stabilized. The most recently released employment numbers were relatively benign and there are indications that consumer confidence has been dented. For the time being, the Federal Reserve has spared us an additional rate hike. We just may be returning to a "Goldilocks" economy--not too hot, not too cool, but just right--that will help propel stocks higher. We have labeled this rosy economic scenario "Soft Landing Part II". Ideally, we will see a much broader market advance in which companies in a wider range of industries participate.

A TUG OF WAR

      For brief periods during the second quarter, market activity looked like a tug-of-war between technology and value stocks. When the tech-heavy NASDAQ Composite was down, the value-oriented Dow Jones was up, and vice-versa. This raises the question of whether tech stocks must fall before stocks from value sectors may rise, and if so, what economic and market phenomena may cause such a reversal in fortune.

      Let's examine the economic hypothesis being used to glorify technology stocks and relegate value stocks to investment purgatory. The NASDAQ Composite and DJIA began to diverge at the end of the second quarter of 1999, when it became clear the Federal Reserve was determined to raise short-term interest rates until the economy slowed. Technology company earnings were thought to be largely immune to higher interest rates and a slower economy--an argument that had validity due to strong secular growth trends in many tech sectors. Earnings for economically sensitive companies would trend lower as the economy decelerated--also a reasonable assumption. Despite the Federal Reserve's best efforts, the economy continued to barrel along and we saw solid earnings gains across the industry group spectrum. Tech stocks were grandly rewarded for meeting or exceeding earnings estimates, but better than expected earnings for companies in other industries were largely ignored. At the close of this reporting period, the NASDAQ Composite had a trailing price/earnings ("P/E") multiple of 128.1, while the Dow Jones Industrials had a trailing P/E of 21.8.

      P/Es are a function of earnings growth rates and interest rates. A company growing earnings at 30% per year deserves a higher P/E than a company growing earnings at 10% annually. However, P/Es are also a reflection of investor sentiment. Presently, quality tech stocks are priced as if nothing can go wrong and quality companies in other industries are priced as if nothing can go right. This challenges economic reality.

      Wall Street analysts are paid to look forward, but their forecasts are generally strongly biased by the past. Over the last several years, leading technology companies' earnings have beaten consensus projections. Analysts have responded by raising the earnings bar, at least in part to justify soaring valuations. If the economy slows, technology spending may moderate as well, and tech companies' earnings may fall short of what we believe are overly optimistic forecasts. High valuations leave little room for even modest earnings disappointments. Just ask the folks at Qualcomm and Lucent Technologies.

      As for the rest of the market, if the economy is slowing, earnings for economically sensitive companies may have peaked, albeit a year later than many anticipated. Cyclical stocks have received little tribute for better than expected earnings. In fact, we believe that significantly lower earnings are already baked into valuations. So, any pleasant surprises should generate enthusiasm. Other industry groups such as food and drug stocks suffered more from investor indifference than any present or potential earnings dislocations. Media stocks, which stalled in 2000 after exceptionally strong performance in 1998-99, may recapture stock market interest as consolidation in the industry accelerates. In the last year we have seen AOL combine with Time Warner, Viacom acquire CBS, and the recently announced Vivendi/Canal Plus/Seagram merger. We think there are many more deals, big and small, on the horizon as content and distribution are linked to improve media companies' competitive positions on the world stage. Telecommunications stocks have also taken a well-deserved rest this year. However, the three forces driving the industry--technology, deregulation, and consolidation--remain firmly in place.

      We are investment realists. Technology is the pre-eminent growth industry in the world and over the long term discriminating tech investors should receive generous rewards. However, the current diet of nothing but super rich technology stocks is dangerous. The addition of some high protein, low calorie items from some other investment food groups will help promote healthier long-term results.

DEALS...DEALS...AND MORE DEALS

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Asset Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.


------------------------------------------------------------------------------------------------------------------
                                                  2000 COMPLETED DEALS

                                              NUMBER       AVERAGE COST    CLOSING
   FUND HOLDING                             OF SHARES (a)  PER SHARE (b)   PRICE (c)  CLOSING DATE     %RETURN (d)
   ------------                             ---------      ---------       -----      ------------     -------
   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   Associated Group Inc., Cl. A                85,000        $19.74        $87.88       01/17/00       345.19%
   Associated Group Inc., Cl. B                40,000          5.84         88.06       01/17/00     1,407.88%
   Pittway Corp.                              291,000          7.42         45.50       02/04/00       513.21%
   Pittway Corp., Cl. A                       238,000          3.57         45.50       02/04/00     1,174.51%
   Ascent Entertainment Group Inc.            230,000          9.63         15.25       03/28/00        58.36%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Atlantic Richfield Co.                     100,000         53.69         77.00       04/17/00        43.42%
   WICOR Inc.                                 200,000         28.93         31.50       04/26/00         8.88%
   General Cigar Holdings Inc., Cl. A         251,000         11.33         15.25       05/09/00        34.60%
   General Cigar Holdings Inc., Cl. B          93,356          9.83         15.25       05/09/00        55.14%
   Celestial Seasonings Inc.                   60,000         17.25         38.50       05/30/00       123.19%
   Mirage Resorts Inc.                        529,600         13.44         20.94       06/01/00        55.80%
   Todd AO Corp., Cl. A                        11,000          2.73         26.19       06/11/00       859.34%
   Hussmann International Inc.                700,000         20.25         29.00       06/14/00        43.21%
   Kollmorgen Corp.                           200,000          9.31         23.00       06/15/00       147.05%
   Wynn's International Inc.                   90,000         12.67         22.88       07/21/00        80.58%

   SECOND QUARTER 2000 FINANCIAL ENGINEERING
   -----------------------------------------
   General Motors Corp.                        40,407         30.32         86.94       05/19/00          N/A
------------------------------------------------------------------------------------------------------------------

   (a) Number of shares held by the Fund on the final day of trading for the issuer.
   (b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
   (c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
   (d) Represents average estimated return based on average cost per share and closing price per share.
   NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

------------------------------------------------------------------------------------------------------------------

INVESTMENT SCOREBOARD

      This quarter, Pioneer Group and Wynn's International were boosted by sizeable takeover premiums. Pioneer Group started the quarter at $23.25. On May 15, UniCredito Groupe agreed to purchase all of the outstanding shares of Pioneer for $43.50 per share. Wynn's International began the quarter at $13.81, and on June 13, Parker Hannifin announced that it would purchase all of Wynn's outstanding shares at a price of $23.00 per share. Two deals that closed during the quarter were also particularly beneficial to Fund performance. On June 13, we tendered all shares of Hussman International in a deal with Ingersoll Rand that valued our Hussman shares at $29.00 per share, an 82% premium to our average purchase price. Also, on June 14, we tendered our Kollmorgen shares in a deal with Danaher that valued our Kollmorgen shares at $23.00 per share, a 100% premium to our average purchase price.

      Additionally, this quarter's Top Twenty list is distinguished by two other portfolio companies -- Central Newspapers and Bestfoods -- that received attractive bids from corporate acquirers. Harcourt General and Bush Boake Allen both hired investment bankers to investigate restructuring options, including the sale of their respective companies. While nothing has been announced, both stocks appreciated more than 50%. Deals continue to be the value investor's best friend.

      Other holdings, including Block Drug, IVAX (which we sold), Johnson & Johnson, and Pfizer also performed well. Food stocks, which we highlighted as appetizing values in our first quarter report, nourished returns, with stocks such as Tootsie Roll, Quaker Oats, Pepsi Bottling Group, PepsiCo, Keebler Foods and H.J. Heinz posting double-digit gains. Aerospace component manufacturers SPS Technologies and Precision Castparts were bolstered by recognition that earnings growth prospects were improving with rising defense spending and a recovery in commercial aircraft backlog.

      Among our biggest winners in quarters past, wired and wireless telecommunications stocks were the subject of profit taking this quarter. Almost all of our telecommunications holdings declined, with Latin American operators getting hit particularly hard. Cable television stocks (Cablevision and Comcast), cable network holdings (Liberty Media Group), small group broadcasters (Gray Communications, Granite Broadcasting), publishers (Media General and McGraw-Hill) and media giant Time Warner also weakened. In the case of Granite, the severity of the decline is directly traceable to management's blunder in a transaction with NBC.

      After a long run of superior performance, stocks in the telecommunications and media sectors had become somewhat extended and were due for a breather. We believe they are still long term bargains and expect both earnings growth trends and ongoing consolidation to help them regain momentum. Going forward, quality distribution (wired and wireless telecommunications systems and cable television and broadcast networks) and information and entertainment content (publishers and film and television production companies) will be among the world's most prized assets.

THE NEXT BIG MEDIA DEAL

      The partnering of Viacom/CBS, AOL/Time Warner, Vivendi/Canal Plus/Seagram, and Liberty Media Group/UnitedGlobalCom show that media industry mergers marrying content to distribution are accelerating. There are still plenty of attractive singles looking to partner up and the band is not ready for a break. The big multimedia wolves are there, with News Corp.'s Rupert Murdoch circling the dance hall, Viacom's Sumner Redstone and Mel Karmazin positioned by the punch bowl, and AOL/Time Warner's Steve Case and Gerald Levin and Liberty
Media's John Malone catching their breath by the bandstand. Look, there's Chris-Craft's Herb Siegel snapping his fingers and looking like he's finally ready to cut the rug with somebody. And off in the corner is NBC's Bob Wright wondering if GE's Jack Welch will set him free to pursue another liaison. USA Networks' Barry Diller is flirting with everyone while trying to decide on the appropriate partner. The whole place is a flutter with the rumor that AT&T's Michael Armstrong may be showing up later.

CHEMICAL DEPENDENCE

      Specialty chemicals companies are economically sensitive, but do not generally experience the pricing pressure that could wipe out the earnings of commodity chemical producers during economic downturns. That has not stopped investors from dumping these stocks, which we feel are now among the most attractive bargains in the stock market.

      Recently, we have been adding a few names to the portfolio and increasing our positions in existing specialty chemicals stock holdings. We believe earnings will be better than expected and that the severely wounded specialty chemicals stocks will attract a few predators. Lilly Industries, a specialty coatings manufacturer, has just received a premium bid from Valspar. Putting a comparable Private Market Value on portfolio holdings such as Ferro and H.B. Fuller indicates exceptional value. Bush Boake Allen, Dexter, and Sybron Chemicals, three of our specialty chemicals holdings, are up for sale. Great Lakes Chemical may follow. So, we may soon have another test case of the real world economic value of specialty chemicals companies.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $67.875 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market - New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high-speed cable, to the home. Through its Rainbow Media Holdings subsidiary, which the company is in the process of spinning-off to shareholders, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $66.0625 - NYSE), through its 80% ownership of BHC Communications (BHC - $152.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $128.75 - NASDAQ), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $54.50 - NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

FLOWSERVE CORP. (FLS - $15.0625 - NYSE) manufactures engineered pumps, automated and manual valves, actuators and mechanical seals that provide a range of flow management services. During the next quarter, Flowserve is expected to complete the acquisition of Ingersoll-Dresser Pump from Ingersoll-Rand. The combined company will be the largest pump company serving the petroleum, chemical and power industries, and the second largest pump company overall. Of the estimated $2.2 billion of pro-forma revenues, approximately 35% will come from the petroleum industry, 20% chemical, 15% power, 7% water and 23% from the other general industrial markets.

GREAT LAKES CHEMICAL CORP. (GLK - $31.50 - NYSE), based in Indianapolis, Indiana, is a diversified specialty chemicals manufacturer. It is the market leader in flame retardants and recreational water treatment chemicals. The company generates strong cash flow, which management intends to use to grow its fine chemicals business, make niche acquisitions, and buy back its own stock.

LIBERTY MEDIA GROUP (LMG'A - $24.25 - NYSE) is engaged in businesses which provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

NAVISTAR INTERNATIONAL CORP. (NAV - $31.0625 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[REGRISTRATION MARK] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[REGRISTRATION MARK] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

PIONEER GROUP INC. (PIOG - $42.375 - NASDAQ) conducts its business through three strategic units: Pioneer Investment Management, Pioneer International Financial Services, and Pioneer Global Investments. Pioneer Investment Management includes the U.S. registered mutual funds, the offshore funds registered in Ireland and private institutional accounts. Pioneer International Financial Services includes investment management and financial services operations in different parts of the world. Pioneer Global Investments includes the company's diversified strategic businesses of international venture capital management and investing, real estate management and advisory services, and timber harvesting and development. UniCredito Italiano SpA (UC.MI - $4.79 - Milan Stock Exchange) has entered into a definitive agreement to acquire Pioneer Group for $43.50 per share in a transaction valued at about $1.2 billion.

SPS TECHNOLOGIES INC. (ST - $41.0625 - NYSE) is a multinational company engaged in the design, manufacture and marketing of fasteners, specialty metals, magnetic products, aerospace structures and precision tools. SPS sells directly to original equipment manufacturers and industrial, commercial and governmental users, and also sells through independent stocking distributors and dealers. The Company is organized as seven business groups aggregated into three business segments: Precision Fasteners and Components, Specialty Materials and Alloys, and Magnetic Products. We believe earnings, after a lull, are set to rise due to inventory adjustments at customers Boeing and Airbus. The company is ready for accelerated growth. Skillfully guided by Charles Grigg, acquisitions will add substantially. Our estimates for the next few years are promising.

TELECOM  ITALIA SPA  (TIT.MI - $13.72 - MILAN STOCK  EXCHANGE;  TI - $137.5625 -
NYSE) is the principal provider of domestic and international telecommunications services in Italy. Telecom Italia is also the seventh largest fixed telecommunications operator in Europe, as well as the largest mobile operator in Europe, through its 60% held subsidiary, Telecom Italia Mobile. In addition, Telecom Italia also provides leased lines, data communications services, satellite communications services and the development and manufacture of telecommunications equipment and networks.

TELEPHONE & DATA SYSTEMS INC. (TDS - $100.25 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $63.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.2967 - NASDAQ), TDS now owns 35.6 million shares of VSTR valued at over $5.0 billion.

TIME WARNER INC. (TWX - $76.00 - NYSE) is the global leader in media and entertainment, with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax, Time and People magazines. Under the terms of a definitive agreement approved by the boards of both companies, Time Warner and America Online (AOL - $52.875 - NYSE) have agreed to merge in an all-stock combination.

UNITED TELEVISION INC. (UTVI - $128.75 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $66.0625 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $152.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, News Corp. (NWS - $54.50 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

USA NETWORKS INC. (USAI - $21.625 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VIACOM INC. (VIA'A - $68.375 - NYSE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on the global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon). On May 3, Viacom closed the merger with CBS in a $49.6 billion transaction.

WHITMAN CORP. (WH - $12.375 - NYSE), through its principal operating company, Pepsi-Cola General Bottlers Inc., manufactures, packages, sells and distributes carbonated and non-carbonated Pepsi-Cola beverages as well as a variety of other non-alcoholic beverages in the United States and Central Europe. Pepsi General serves a significant portion of a ten state region, primarily in the Midwest, with a population of approximately 35 million people. In addition, Pepsi General serves territories in Poland, Hungary, the Czech Republic and the Republic of Slovakia. Pepsi General's three largest brands in terms of volume are Pepsi-Cola, Diet Pepsi and Mountain Dew.

WYNN'S INTERNATIONAL INC. (WN - $22.6875 - NYSE), founded in 1939, is a worldwide supplier of automotive and industrial components and specialty chemical products. The Automotive and Industrial Components Division includes Wynn's-Precision Inc. and the Goshen Rubber Companies Inc. These two companies are leaders in sealing products and technology, serving more than 1,000 customers in 14 industrial markets around the world. Robert Skeels & Company is a regional wholesale distributor of builders' hardware products. The Specialty Chemicals Division is comprised of Wynn Oil Company and its subsidiaries, a worldwide manufacturer and marketer of specialty chemicals, equipment and related programs for automotive and industrial markets in over 100 countries. On June 13th, Parker Hannifin and Wynn's International entered into an agreement for Parker to acquire Wynn's for $23.00 per share cash. The deal closed on July 21.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      It has been a dull market for everything but technology stocks this quarter. After a breathtaking nosedive that temporarily frightened investors into more reasonably priced market sectors, technology stocks are once again soaring and attracting almost all of investors' attention and resources. The rest of the market remains earthbound.

      Value honey is attracting bees. The takeover of portfolio companies, announced plans for the potential sale of others, and investors' focus on other potential industry group targets helped propel the Fund to a modest outperformance of the market averages. We believe merger and acquisition activity will continue to provide a performance tailwind for the portfolio even in what may continue to be a lackluster market.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABAX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ SIGNATURE

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

August 14, 2000

-------------------------------------------------------------------
                         TOP TEN HOLDINGS
                           JUNE 30, 2000
                           -------------
Liberty Media Group                    Chris-Craft Industries Inc.
Telephone & Data Systems Inc.          USA Networks Inc.
Viacom Inc.                            United Television Inc.
Time Warner Inc.                       Telecom Italia SpA
Cablevision Systems Corp.              Shared Medical Systems Corp.
-------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
              COMMON STOCKS -- 91.1%
              AEROSPACE -- 0.8%
    150,000   Boeing Co. ...................   $ 5,225,593          $ 6,271,875
    130,000   Northrop Grumman Corp. .......     7,909,248            8,612,500
                                               -----------          -----------
                                                13,134,841           14,884,375
                                               -----------          -----------
              AGRICULTURE -- 0.3%
     20,000   Agribrands International Inc.        282,787              838,750
    535,000   Archer-Daniels-Midland Co. ...     8,854,221            5,249,688
     15,000   Delta & Pine Land Co. ........       260,292              375,937
                                               -----------          -----------
                                                 9,397,300            6,464,375
                                               -----------          -----------
              AUTOMOTIVE -- 0.5%
    156,593   General Motors Corp. .........     6,371,254            9,092,181
     15,000   Volkswagen AG ................       598,436              572,850
                                               -----------          -----------
                                                 6,969,690            9,665,031
                                               -----------          -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.5%
     95,000   Arvin Industries Inc. ........     3,435,968            1,650,625
     38,000   Borg-Warner Automotive Inc. ..     1,415,034            1,334,750
    235,000   Dana Corp. ...................     6,331,279            4,979,062
    165,000   Federal-Mogul Corp. ..........     3,552,114            1,577,812
    630,000   GenCorp Inc. .................     2,243,331            5,040,000
    500,000   Genuine Parts Co. ............    12,420,884           10,000,000
    128,000   Johnson Controls Inc. ........     3,006,648            6,568,000
     85,000   Midas Inc. ...................     1,158,943            1,700,000
    300,000   Modine Manufacturing Co. .....     7,040,244            8,100,000
    202,500   Scheib (Earl) Inc.+ ..........     1,446,767              651,797
    210,000   Standard Motor Products Inc. .     3,040,436            1,785,000
    110,000   Superior Industries
               International Inc. ..........     2,629,715            2,832,500
    300,000   Tenneco Automotive Inc. ......     2,884,344            1,575,000
    100,000   TransPro Inc. ................       788,321              506,250
     90,000   Wynn's International Inc. ....     1,140,063            2,041,875
                                               -----------          -----------
                                                52,534,091           50,342,671
                                               -----------          -----------
              AVIATION: PARTS AND SERVICES -- 0.5%
     60,000   Aviall Inc.+ .................       672,400              296,250
    181,000   Curtiss-Wright Corp. .........     2,275,020            6,730,937
     50,000   Fairchild Corp., Cl. A+ ......       582,662              243,750
     60,000   Hi-Shear Industries Inc. .....       510,932              153,750
     20,000   Kaman Corp., Cl. A ...........       252,138              213,750
     65,000   Precision Castparts Corp. ....     2,367,415            2,941,250
                                               -----------          -----------
                                                 6,660,567           10,579,687
                                               -----------          -----------
              BROADCASTING -- 5.2%
     18,000   BHC Communications
               Inc., Cl. A .................     2,747,838            2,736,000
    557,000   Chris-Craft Industries Inc.+ .    15,030,543           36,796,812
     73,786   Chris-Craft Industries
               Inc., Cl. B+ (a) ............     1,132,430            4,874,488

                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
    23,333    Corus Entertainment
               Inc., Cl. B+ ................   $    77,526          $   622,739
    265,000   Granite Broadcasting Corp.+ ..     2,793,593            1,954,375
     20,000   Gray Communications
               Systems Inc. ................       328,061              196,250
    190,000   Gray Communications
               Systems Inc., Cl. B .........     2,451,225            1,852,500
    125,000   Grupo Televisa SA, GDR+ ......     2,553,443            8,617,187
    170,000   Liberty Corp. ................     6,268,553            7,140,000
    120,000   Paxson Communications
               Corp., Cl. A+ ...............     1,268,934            1,020,000
    400,000   Television Broadcasting Ltd.       1,815,551            2,668,206
    247,000   United Television Inc. .......    15,808,923           31,801,250
     60,000   Young Broadcasting
               Inc., Cl. A+ ................     1,625,071            1,541,250
                                               -----------          -----------
                                                53,901,691          101,821,057
                                               -----------          -----------
              BUILDING AND CONSTRUCTION -- 0.2%
     80,111   Huttig Building Products Inc.+       243,014              330,458
    175,000   Nortek Inc.+ .................     1,046,710            3,456,250
      4,333   Nortek Inc., Special Common+ (a)      59,049               84,223
                                               -----------          -----------
                                                 1,348,773            3,870,931
                                               -----------          -----------
              BUSINESS SERVICES -- 0.8%
     60,000   Berlitz International Inc.+ ..       959,662              540,000
    100,000   Burns International
               Services Corp. ..............     1,664,738            1,250,000
    209,962   Cendant Corp.+ ...............     4,368,597            2,939,468
    105,000   Ecolab Inc. ..................     1,955,740            4,101,562
     10,000   Imation Corp.+ ...............       203,344              293,750
     66,500   Landauer Inc. ................       412,455            1,034,906
    135,000   Nashua Corp.+ ................     2,035,126            1,113,750
    100,000   Primark Corp. ................     3,739,375            3,725,000
                                               -----------          -----------
                                                15,339,037           14,998,436
                                               -----------          -----------
              CABLE -- 2.6%
    635,000   Cablevision Systems
               Corp., Cl. A+ ...............     5,495,238           43,100,625
     40,000   Comcast Corp., Cl. A .........       286,651            1,555,000
     40,000   Comcast Corp.,
               Cl. A, Special ..............       306,462            1,620,000
        164   NTL Inc.+ ....................        11,474                9,793
     60,000   Shaw Communications
               Inc., Cl. B .................       164,952            1,479,730
     80,000   Shaw Communications
               Inc., Cl. B, Non-Voting+ ....       312,647            1,975,000
     25,000   UnitedGlobalCom Inc., Cl. A+ .       369,741            1,168,750
                                               -----------          -----------
                                                 6,947,165           50,908,898
                                               -----------          -----------



                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
              COMMON STOCKS (CONTINUED)
              CLOSED-END FUNDS -- 0.1%
     84,000   Royce Value Trust Inc. .......   $   949,972          $ 1,144,500
                                               -----------          -----------
              COMMUNICATIONS EQUIPMENT -- 1.0%
    305,000   Allen Telecom Inc.+ ..........     1,835,859            5,394,688
    114,000   Motorola Inc. ................       493,469            3,313,125
    175,000   Nortel Networks Corp. ........     9,810,958           11,943,750
                                               -----------          -----------
                                                12,140,286           20,651,563
                                               -----------          -----------
              COMPUTER HARDWARE -- 0.1%
     55,000   Xerox Corp. ..................     1,282,125            1,141,250
                                               -----------          -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
    100,000   Genuity Inc.+ ................       982,352              915,625
      5,000   Global Sources Ltd.+ .........       285,873              126,875
     24,000   Internet.com Corp.+ ..........       319,750              472,500
                                               -----------          -----------
                                                 1,587,975            1,515,000
                                               -----------          -----------
              CONSUMER PRODUCTS -- 3.7%
     10,000   Avon Products Inc. ...........       248,000              445,000
    675,000   Carter-Wallace Inc. ..........    10,782,924           13,584,375
      2,750   Christian Dior SA ............       307,335              623,571
    260,000   Church & Dwight Co. Inc. .....     2,639,987            4,680,000
     70,000   Department 56 Inc.+ ..........       832,332              770,000
    270,000   Energizer Holdings Inc.+ .....     3,804,869            4,927,502
    250,000   Fortune Brands Inc. ..........     6,095,712            5,765,625
    330,000   Gallaher Group plc, ADR ......     5,226,111            7,074,375
    160,000   Gillette Co. .................     4,051,786            5,590,000
     80,000   Harley Davidson Inc. .........       198,900            3,080,000
     25,000   Maytag Corp. .................       721,075              921,875
     65,000   National Presto Industries Inc.    2,250,827            1,998,750
    110,000   Philip Morris Companies Inc. .     4,485,376            2,921,875
     20,000   Procter & Gamble Co. .........     1,115,431            1,145,000
  1,030,000   Ralston Purina Group .........    14,349,449           20,535,625
     41,000   Syratech Corp.+ ..............       939,276              322,875
                                               -----------          -----------
                                                58,049,390           74,386,448
                                               -----------          -----------
              CONSUMER SERVICES -- 0.3%
     50,000   Ogden Corp. ..................       564,769              450,000
    400,000   Rollins Inc. .................     6,380,114            5,950,000
                                               -----------          -----------
                                                 6,944,883            6,400,000
                                               -----------          -----------
              DIVERSIFIED INDUSTRIAL -- 2.7%
      5,000   Anixter International Inc.+ ..        45,044              132,500
     95,000   Cooper Industries Inc. .......     3,384,963            3,093,437
    260,000   Crane Co. ....................     2,898,182            6,321,250
     80,000   Gardner Denver
               Machinery Corp.+ ............     1,165,075            1,430,000
    205,000   GATX Corp. ...................     4,329,860            6,970,000
      6,000   General Electric Co. .........        49,373              318,000
    150,000   GenTek Inc. ..................     1,515,183            1,678,125
    270,000   Honeywell Inc. ...............     9,466,800            9,095,625

                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
    315,000   ITT Industries Inc.+ .........   $ 9,984,890          $ 9,568,125
    150,000   Katy Industries Inc. .........     1,369,925            1,762,500
    360,000   Lamson & Sessions Co.+ .......     1,950,533            5,512,500
    100,000   Myers Industries Inc. ........       874,522            1,075,000
    125,000   National Service
               Industries Inc. .............     3,206,899            2,437,500
     10,000   Pentair Inc. .................       391,938              355,000
    155,000   Thomas Industries Inc. .......     1,971,325            2,741,562
     15,000   TI Group plc .................        96,816               80,800
     80,000   Trinity Industries Inc. ......       977,970            1,480,000
                                               -----------          -----------
                                                43,679,298           54,051,924
                                               -----------          -----------
              ELECTRONICS -- 1.4%
     10,000   Advanced Micro
               Devices Inc.+ ...............       189,875              772,500
      3,000   Hitachi Ltd., ADR ............       302,567              432,375
     13,000   Kyocera Corp., ADR ...........       448,063            2,233,562
     10,000   Molex Inc., Cl. A ............       385,781              350,000
    860,000   Oak Technology Inc.+ .........     3,196,145           18,543,750
     40,000   Sony Corp., ADR ..............     1,816,421            3,772,500
     85,000   Thomas & Betts Corp. .........     1,822,554            1,625,625
                                               -----------          -----------
                                                 8,161,406           27,730,312
                                               -----------          -----------
              ENERGY AND UTILITIES -- 5.7%
    140,000   AGL Resources Inc. ...........     2,479,425            2,231,250
        500   Berkshire Energy
               Resources ...................        12,938               18,687
    234,000   BP Amoco plc, ADR ............     6,146,816           13,235,625
     38,000   Brown (Tom) Inc. .............       613,895              876,375
     30,000   Chevron Corp. ................     1,016,500            2,544,375
    180,000   Columbia Energy Group ........    11,267,863           11,812,500
    350,000   Conectiv Inc. ................     5,837,366            5,446,875
     50,000   Devon Energy Corp. ...........     1,160,594            2,809,375
     39,998   DPL Inc. .....................       814,440              877,456
     35,000   E'Town Corp. .................     2,261,875            2,325,312
    175,000   Eastern Enterprises ..........     5,384,090           11,025,000
    150,000   El Paso Electric Co.+ ........     1,449,137            1,678,125
     40,000   Energy East Corp. ............       863,017              762,500
     32,000   EnergyNorth Inc. .............     1,839,244            1,896,000
     60,000   EOG Resources Inc. ...........       548,976            2,010,000
    115,000   Exxon Mobil Corp. ............     3,419,492            9,027,500
    100,000   Florida Progress Corp. .......     4,698,010            4,687,500
     25,000   Global Marine Inc.+ ..........       397,750              704,687
     40,000   Halliburton Co. ..............       840,758            1,887,500
    125,000   MCN Energy Group Inc. ........     3,032,187            2,671,875
    155,000   Niagara Mohawk Holdings Inc. .     2,169,875            2,160,312
    100,000   Northeast Utilities ..........     2,148,569            2,175,000
     50,000   Pennzoil-Quaker State Co.+ ...       750,966              603,125
     11,100   SJW Corp. ....................     1,317,030            1,319,512
    325,000   Southwest Gas Corp. ..........     5,939,311            5,687,500
    150,000   Texaco Inc. ..................     6,592,375            7,987,500
      4,000   United Illuminating Co. ......       180,331              175,000


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
    180,000   United Water Resources Inc. ..   $ 6,103,276          $ 6,277,500
    100,000   Vastar Resources Inc. ........     8,136,406            8,212,500
                                               -----------          -----------
                                                87,422,512          113,126,466
                                               -----------          -----------
              ENTERTAINMENT -- 14.4%
     60,000   Disney (Walt) Co. ............     1,533,474            2,328,750
     19,406   EMI Group plc ................        75,408              176,179
    100,000   EMI Group plc, ADR ...........     1,246,297            1,856,030
     24,000   Fisher Companies Inc. ........     1,542,728            1,836,000
     40,000   Fox Entertainment
               Group Inc. ..................       888,538            1,215,000
    185,000   GC Companies Inc.+ ...........     5,997,927            4,139,375
      4,400   Liberty Livewire Corp., Cl. A         17,070              309,100
  4,360,000   Liberty Media Group, Cl. A+ ..    11,623,325          105,730,000
     31,800   Metro-Goldwyn-Mayer Inc.+ ....       811,690              830,775
    300,000   Seagram Co. ..................    12,234,082           17,400,000
    660,000   Time Warner Inc. .............     9,782,925           50,160,000
  1,725,000   USA Networks Inc.+ ...........    12,714,256           37,303,125
    910,000   Viacom Inc., Cl. A+ ..........    20,807,438           62,221,250
                                               -----------          -----------
                                                79,275,158          285,505,584
                                               -----------          -----------
              ENVIRONMENTAL SERVICES -- 0.7%
     75,000   EnviroSource Inc.+ ...........       191,662               35,156
    280,000   Republic Services Inc.+ ......     3,164,800            4,480,000
    450,000   Waste Management Inc. ........     8,859,584            8,550,000
                                               -----------          -----------
                                                12,216,046           13,065,156
                                               -----------          -----------
              EQUIPMENT AND SUPPLIES -- 6.0%
    310,000   AMETEK Inc. ..................     3,617,532            5,425,000
     60,000   Amphenol Corp., Cl. A+ .......       819,850            3,971,250
     72,000   Caterpillar Inc. .............       955,514            2,439,000
    100,000   CIRCOR International Inc.+ ...       834,293              818,750
    120,000   CLARCOR Inc. .................     1,670,981            2,385,000
    100,000   CTS Corp. ....................       366,271            4,500,000
     10,000   Danaher Corp. ................       266,009              494,375
    380,000   Deere & Co. ..................     5,919,815           14,060,000
    240,000   Donaldson Co. Inc. ...........     1,767,021            4,740,000
     60,000   Fedders Corp. ................       333,471              348,750
    500,000   Flowserve Corp. ..............     7,962,555            7,531,250
    165,000   Gerber Scientific Inc. .......     1,745,388            1,897,500
    462,000   IDEX Corp. ...................     4,138,647           14,581,875
     15,000   Ingersoll-Rand Co. ...........       467,479              603,750
     90,000   Lufkin Industries Inc. .......     1,619,261            1,428,750
     18,000   Manitowoc Co. Inc. ...........       131,305              481,500
    525,000   Mark IV Industries Inc. ......     8,031,584           10,959,375
     35,000   Met-Pro Corp. ................       451,219              315,000
    460,000   Navistar International Corp.+      8,699,844           14,288,750
     20,000   PACCAR Inc. ..................       522,021              793,750
     95,000   Sequa Corp., Cl. A+ ..........     4,250,687            3,627,812

                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
    104,000   Sequa Corp., Cl. B+ ..........   $ 5,351,790          $ 6,012,500
    206,700   SPS Technologies Inc.+ .......     3,853,060            8,487,619
    330,000   UCAR International Inc.+ .....     6,138,944            4,310,625
     30,000   Valmont Industries Inc. ......       242,908              596,250
    310,000   Watts Industries Inc., Cl. A .     3,738,973            3,913,750
    120,000   Weir Group plc ...............       504,947              337,724
                                               -----------          -----------
                                                74,401,369          119,349,905
                                               -----------          -----------
              FINANCIAL SERVICES -- 4.9%
     28,000   Aegon NV, ADR ................       476,457              997,500
          1   Al-Zar Ltd.+ (a) .............             0                  350
      7,000   Alleghany Corp. ..............     1,271,871            1,176,000
    130,000   Allstate Corp. ...............     3,273,410            2,892,500
    200,000   American Express Co. .........     1,516,277           10,425,000
     60,000   Argonaut Group Inc. ..........     1,638,206            1,027,500
     68,000   Bank One Corp. ...............     1,948,065            1,806,250
        220   Berkshire Hathaway
               Inc., Cl. A+ ................       874,549           11,836,000
    160,000   Block (H&R) Inc. .............     5,430,584            5,180,000
    120,000   Commerzbank AG, ADR ..........     3,146,569            4,230,000
    150,000   Deutsche Bank AG, ADR ........     6,596,875           12,375,000
     30,000   Dresdner Bank AG, ADR ........     1,470,925            1,234,492
    190,000   First Union Corp. ............     6,417,094            4,714,375
    110,000   Lehman Brothers Holdings Inc.      1,985,485           10,401,875
     35,000   Leucadia National Corp. ......       889,499              798,437
    100,000   Mellon Financial Corp. .......     3,432,807            3,643,750
     47,751   Metris Companies Inc. ........       438,360            1,199,744
    247,000   Midland Co. ..................     2,611,596            6,051,500
      2,000   MONY Group Inc. ..............        57,225               67,625
     60,000   Paine Webber Group Inc. ......     1,796,576            2,730,000
     50,000   Pioneer Group Inc.+ ..........       785,250            2,118,750
     55,000   ReliaStar Financial Corp. ....     2,829,469            2,884,062
     80,000   St. Paul Companies Inc. ......     2,444,758            2,730,000
     43,000   State Street Corp. ...........       638,075            4,560,687
     20,000   SunTrust Banks Inc. ..........       424,879              913,750
      8,000   Value Line Inc. ..............       115,500              308,000
     38,000   Waddell & Reed Financial
               Inc., Cl. A .................       590,838            1,246,875
                                               -----------          -----------
                                                53,101,199           97,550,022
                                               -----------          -----------
              FOOD AND BEVERAGE -- 7.2%
    300,000   Bestfoods Inc. ...............    16,269,552           20,775,000
    215,000   Brown-Forman Corp., Cl. A ....     9,647,045           11,341,250
     45,000   Coca-Cola Co. ................       387,203            2,584,687
    250,000   Corn Products
               International Inc. ..........     6,526,254            6,625,000
    250,000   Diageo plc, ADR ..............     9,377,520            8,890,625
      7,500   Farmer Brothers Co. ..........       983,619            1,312,500
    370,000   General Mills Inc. ...........     9,439,458           14,152,500
     70,000   Hain Celestial Group Inc.+ ...       953,399            2,568,125
     85,000   Heinz (H.J.) Co. .............     3,459,757            3,718,750


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
     70,000   Hershey Foods Corp. ..........   $ 2,140,576          $ 3,395,000
     33,000   Keebler Foods Co.+ ...........       919,238            1,225,125
    263,000   Kellogg Co. ..................     6,605,897            7,824,250
     33,000   LVMH Moet Hennessy
               Louis Vuitton, ADR ..........     1,144,063            2,755,500
    100,000   Nabisco Holdings Corp., Cl. A      5,280,000            5,250,000
    130,000   Pepsi Bottling Group Inc. ....     2,662,704            3,794,375
    145,100   PepsiAmericas Inc.+ ..........       512,453              435,300
    285,000   PepsiCo Inc. .................    10,228,947           12,664,687
    155,000   Quaker Oats Co. ..............     5,552,558           11,644,375
    130,000   Ralcorp Holdings Inc.+ .......     1,867,189            1,592,500
     15,000   Sara Lee Corp. ...............       210,603              289,687
    137,494   Tootsie Roll Industries Inc. .     2,074,894            4,812,290
    750,000   Whitman Corp. ................     9,388,327            9,281,250
     78,000   Wrigley (Wm.) Jr. Co. ........     3,822,922            6,254,625
                                               -----------          -----------
                                               109,454,178          143,187,401
                                               -----------          -----------
              HEALTH CARE -- 3.7%
     25,000   American Home
               Products Corp. ..............     1,053,156            1,468,750
     48,000   Amgen Inc.+ ..................       220,320            3,372,000
     36,000   Biogen Inc.+ .................       270,450            2,322,000
     81,500   Block Drug Co. Inc., Cl. A ...     2,470,157            3,448,469
     35,000   Bristol-Myers Squibb Co. .....     1,822,688            2,038,750
     40,000   Chiron Corp.+ ................       550,315            1,900,000
     10,000   Glaxo Wellcome plc, ADR ......       549,120              578,125
     20,000   IVAX Corp.+ ..................       127,333              830,000
     55,000   Johnson & Johnson ............     1,141,518            5,603,125
     14,900   Life Technologies Inc. .......       652,733              759,900
    110,000   Merck & Co. Inc. .............     1,853,500            8,428,750
    260,000   Pfizer Inc. ..................     1,503,585           12,480,000
     50,000   Pharmacia Corp. ..............     1,953,608            2,584,375
    300,000   Shared Medical Systems Corp. .    21,679,214           21,881,250
     12,000   SmithKline Beecham plc,
               ADR .........................       723,233              782,250
     60,000   VISX Inc.+ ...................     1,492,032            1,683,750
     70,000   Wesley Jessen
               VisionCare Inc.+ ............     2,607,626            2,629,375
    300,000   Women First HealthCare Inc.+ .     1,580,625              375,000
                                               -----------          -----------
                                                42,251,213           73,165,869
                                               -----------          -----------
              HOTELS AND GAMING -- 1.6%
     80,000   Aztar Corp.+ .................       763,926            1,240,000
     65,000   Boca Resorts Inc., Cl. A+ ....       544,500              641,875
    330,000   Gaylord Entertainment Co. ....     8,831,510            7,095,000
     30,000   GTECH Holdings Corp.+ ........       574,026              680,625
     12,000   Harrah's Entertainment Inc. ..       113,002              251,250
    914,000   Hilton Group plc .............     3,341,331            3,208,498
    725,000   Hilton Hotels Corp. ..........     8,381,439            6,796,875

                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
    100,000   Mandalay Resort Group ........   $ 1,626,501          $ 2,000,000
    220,000   Park Place
               Entertainment Corp.+ ........     1,231,329            2,681,250
    240,000   Starwood Hotels & Resorts
               Worldwide Inc. ..............     6,457,118            7,815,000
     60,000   Trump Hotels & Casino
               Resorts Inc.+ ...............       256,680              168,750
                                               -----------          -----------
                                                32,121,362           32,579,123
                                               -----------          -----------
              METALS AND MINING -- 0.4%
    154,000   Alcoa Inc. ...................     4,342,547            4,466,000
     30,000   Barrick Gold Corp. ...........       606,857              545,625
    250,000   Echo Bay Mines Ltd.+ .........       348,750              250,000
     45,000   Homestake Mining Co. .........       650,187              309,375
    110,000   Newmont Mining Corp. .........     2,673,833            2,378,750
     25,000   Placer Dome Inc. .............       314,038              239,062
    250,000   Royal Oak Mines Inc.+ ........       654,847                1,250
    400,000   TVX Gold Inc.+ ...............       363,038              250,000
                                               -----------          -----------
                                                 9,954,097            8,440,062
                                               -----------          -----------
              PAPER AND FOREST PRODUCTS -- 0.9%
    220,000   Greif Bros. Corp., Cl. A .....     4,752,946            6,765,000
    312,000   St. Joe Co. ..................     3,601,269            9,360,000
     35,000   Willamette Industries Inc. ...     1,101,688              953,750
                                               -----------          -----------
                                                 9,455,903           17,078,750
                                               -----------          -----------
              PUBLISHING -- 4.1%
     25,000   Central Newspapers
               Inc., Cl. A .................       803,888            1,581,250
     20,000   Dow Jones & Co. Inc. .........       950,078            1,465,000
    105,000   Harcourt General Inc. ........     4,049,106            5,709,375
     50,000   Lee Enterprises Inc. .........     1,152,425            1,165,625
     60,000   McClatchy Newspapers
               Inc., Cl. A .................     1,240,718            1,987,500
    140,000   McGraw-Hill Companies Inc. ...     2,390,331            7,560,000
    412,000   Media General Inc., Cl. A ....    12,158,330           20,007,750
     85,000   Meredith Corp. ...............     1,737,591            2,868,750
    132,000   New York Times Co., Cl. A ....     1,094,267            5,214,000
     15,000   News Corp. Ltd., ADR .........       255,587              817,500
    399,000   Penton Media Inc. ............     2,939,153           13,965,000
     15,000   PRIMEDIA Inc.+ ...............       193,175              341,250
    117,000   Pulitzer Inc. ................     5,113,898            4,935,937
    140,000   Reader's Digest
               Association Inc., Cl. B .....     3,609,282            5,118,750
      6,000   Scripps (E.W.) Co., Cl. A ....       108,669              295,500
  1,650,000   Seat-Pagine Gialle SpA .......       343,343            5,718,473
    115,000   Thomas Nelson Inc. ...........     1,502,571              984,687
     28,050   Tribune Co. ..................     1,008,704              981,750
                                               -----------          -----------
                                                40,651,116           80,718,097
                                               -----------          -----------


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
              COMMON STOCKS (Continued)
              REAL ESTATE -- 0.4%
    400,000   Catellus Development
               Corp.+ ......................   $ 3,986,376          $ 6,000,000
     48,000   Florida East Coast
               Industries Inc. .............       631,838            1,920,000
     71,000   Griffin Land &
               Nurseries Inc.+ .............       901,343              874,188
      3,961   HomeFed Corp.+ ...............           709                2,773
                                               -----------          -----------
                                                 5,520,266            8,796,961
                                               -----------          -----------
              RETAIL -- 2.4%
     41,000   Aaron Rents Inc. .............       146,083              515,063
     20,000   Aaron Rents Inc., Cl. A ......        83,263              312,500
    280,000   Albertson's Inc. .............     8,007,850            9,310,000
    600,000   AutoNation Inc.+ .............     8,100,114            4,237,500
    180,000   Blockbuster Inc., Cl. A ......     2,391,129            1,743,750
    175,000   Burlington Coat Factory
               Warehouse Corp. .............     2,009,204            1,892,188
     37,000   Coldwater Creek Inc.+ ........       679,683            1,114,625
    145,000   Gerald Stevens Inc.+ .........     1,340,000              208,438
     59,000   Hannaford Bros. Co. ..........     4,249,870            4,240,625
    140,000   Kroger Co.+ ..................       818,000            3,088,750
    180,500   Lillian Vernon Corp. .........     2,618,022            1,895,250
    600,000   Neiman Marcus
               Group Inc., Cl. B+ ..........    14,295,595           16,650,000
    350,000   Rite Aid Corp.+ ..............     2,411,260            2,296,875
                                               -----------          -----------
                                                47,150,073           47,505,564
                                               -----------          -----------
              SATELLITE -- 0.4%
    150,000   COMSAT Corp. .................     3,444,222            3,703,125
     34,033   General Motors Corp., Cl. H+ .     2,162,648            2,986,396
     90,000   Globalstar
               Telecommunications Ltd.+ ....       376,003              810,000
     45,000   Loral Space &
               Communications Ltd.+ ........       581,143              312,188
                                               -----------          -----------
                                                 6,564,016            7,811,709
                                               -----------          -----------
              SPECIALTY CHEMICALS -- 1.3%
     20,000   Bush Boake Allen Inc.+ .......       578,063              875,000
     75,000   Dexter Corp. .................     2,593,517            3,600,000
      3,000   du Pont de Nemours
               (E.I.) & Co. ................       177,357              131,250
    440,000   Ferro Corp. ..................     6,980,399            9,240,000
     20,000   Fuller (H.B.) Co. ............       811,107              911,250
    110,000   General Chemical Group Inc. ..       358,881               75,625
     90,000   Great Lakes Chemical Corp. ...     2,741,654            2,835,000
    180,000   Material Sciences Corp.+ .....     1,608,439            1,800,000
    620,000   Omnova Solutions Inc. ........     1,936,006            3,875,000
     95,000   Sybron Chemicals Inc.+ .......     2,038,204            2,078,125
                                               -----------          -----------
                                                19,823,627           25,421,250
                                               -----------          -----------
                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
              TELECOMMUNICATIONS -- 8.5%
      7,500   Allegiance Telecom Inc.+ .....   $    74,063          $   480,000
    100,000   ALLTEL Corp. .................     3,046,704            6,193,750
    505,000   AT&T Corp. ...................    16,641,896           15,970,625
    190,000   BCE Inc. .....................     4,654,367            4,524,375
     30,000   Bell Atlantic Corp. ..........     1,711,480            1,524,375
     40,000   BellSouth Corp. ..............       666,894            1,705,000
     32,000   Cable & Wireless HKT
               Ltd., ADR ...................       502,292              688,000
    215,770   Cable & Wireless plc, ADR ....     6,601,774           10,801,986
    571,000   CenturyTel Inc. ..............     6,925,466           16,416,250
    420,000   Citizens Communications Co. ..     4,374,266            7,245,000
    325,665   Commonwealth Telephone
               Enterprises Inc.+ ...........     5,594,615           15,326,609
     31,500   Commonwealth Telephone
               Enterprises Inc., Cl. B+ ....       214,105            1,496,250
     60,000   Embratel Participacoes
               SA, ADR+ ....................     1,263,631            1,417,500
     20,000   Global Crossing Ltd.+ ........       559,375              526,250
    200,000   GTE Corp. ....................     6,792,290           12,450,000
    295,000   RCN Corp.+ ...................     2,085,981            7,485,625
     10,000   Rogers Communications
               Inc., Cl. B+ ................        77,553              283,446
    450,000   Rogers Communications
               Inc., Cl. B, ADR+ ...........     4,457,565           12,825,000
    140,000   SBC Communications Inc. ......     5,058,238            6,055,000
    170,000   Sprint Corp.+ ................     1,448,157            8,670,000
     13,500   Tele Centro Sul
               Participacoes SA, ADR .......       784,466              986,344
     75,403   Tele Norte Leste
               Participacoes SA, ADR .......     1,032,454            1,781,396
    500,000   Telecom Italia SpA ...........     1,046,696            6,859,876
    119,000   Telecom Italia SpA, ADR ......     2,650,840           16,369,938
     67,500   Telecomunicacoes de Sao
               Paulo SA (Telesp), ADR ......     2,531,873            1,248,750
     46,818   Telefonica SA, ADR ...........       586,566            2,999,278
     20,000   Telefonos de Mexico SA,
               Cl. L, ADR ..................       281,828            1,142,500
     37,500   TELUS Corp. ..................       658,391            1,000,845
     22,500   TELUS Corp., ADR .............       402,989              600,507
     12,500   TELUS Corp., Non-Voting ......       219,464              333,193
     21,500   TELUS Corp., Non-Voting, ADR .       467,649              573,091
     22,000   US West Inc. .................     1,260,022            1,886,500
                                               -----------          -----------
                                                84,673,950          167,867,259
                                               -----------          -----------
              TRANSPORTATION -- 0.2%
     95,000   AMR Corp.+ ...................     1,342,973            2,511,563
      8,000   Kansas City Southern
               Industries Inc. .............       253,715              709,500
      3,000   Providence & Worcester
               Railroad Co. ................        36,119               22,875


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
              COMMON STOCKS (CONTINUED)
              TRANSPORTATION (CONTINUED)
     15,000   Ryder System Inc.             $      316,000       $      284,063
                                            --------------       --------------
                                                 1,948,807            3,528,001
                                            --------------       --------------
              WIRELESS COMMUNICATIONS -- 5.6%
     10,000   Leap Wireless
               International Inc.+ .........       140,705              470,000
     82,000   Nextel Communications
               Inc., Cl. A+ ................       471,935            5,017,375
     25,000   Price Communications
               Corp.+ ......................       516,235              589,062
    125,000   Rogers Cantel Mobile
               Communications Inc., Cl. B+ .     2,134,555            4,203,125
     90,000   Sprint Corp. (PCS Group)+ ....       197,463            5,355,000
      6,750   Tele Celular Sul
               Participacoes SA, ADR .......       107,916              305,438
     22,500   Tele Centro Oeste Celular
               Participacoes SA, ADR .......        67,447              270,000
      1,350   Tele Leste Celular
               Participacoes SA, ADR .......        36,110               59,738
      3,375   Tele Nordeste Celular
               Participacoes SA, ADR .......        49,807              233,719
      1,350   Tele Norte Celular
               Participacoes SA, ADR .......        20,857               68,513
     13,500   Tele Sudeste Celular
               Participacoes SA, ADR .......       427,513              411,750
  1,800,000   Telecom Italia Mobile SpA ....     1,661,796           18,440,035
      3,375   Telemig Celular
               Participacoes SA, ADR .......        97,539              241,313
    700,000   Telephone & Data
               Systems Inc. ................    26,211,299           70,175,000
     27,000   Telesp Celular
               Participacoes SA, ADR .......       863,327            1,211,625
     28,000   Vodafone AirTouch plc, ADR ...       378,212            1,160,250
     14,000   VoiceStream Wireless Corp.+ ..       323,643            1,628,156
                                            --------------       --------------
                                                33,706,359          109,840,099
                                            --------------       --------------
              TOTAL COMMON STOCKS            1,048,719,741        1,805,093,736
                                            --------------       --------------

              PREFERRED STOCKS -- 0.1%
              METALS AND MINING -- 0.0%
     10,000   Freeport-McMoRan
               Copper & Gold Inc.,
               7.00% Cv. Pfd. ..............       213,000              133,125
                                            --------------       --------------
              TELECOMMUNICATIONS -- 0.1%
     13,000   Citizens Communications Co.,
               5.00% Cv. Pfd. ..............       696,712              875,875
  8,604,119   Telecomunicacoes de Sao
               Paulo SA (Telesp), Pfd. .....       152,310              161,587
                                            --------------       --------------
                                                   849,022            1,037,462
                                            --------------       --------------
                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               -----
              WIRELESS COMMUNICATIONS -- 0.0%
  7,686,101   Telesp Celular
               Participacoes SA, Pfd.+      $       60,929       $      138,934
                                            --------------       --------------
              TOTAL PREFERRED STOCKS             1,122,951            1,309,521
                                            --------------       --------------
 PRINCIPAL
  AMOUNT
-----------

              CORPORATE BONDS -- 0.0%
              Automotive: Parts and Accessories -- 0.0%
$ 1,200,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 .............     1,129,198              621,000
                                            --------------       --------------

              U.S. GOVERNMENT OBLIGATIONS -- 7.7%
154,758,000   U.S. Treasury Bills,
               5.66% to 6.11%++,
               due 07/06/00 to 10/05/00 ....   153,541,480          153,557,485
                                            --------------       --------------
              TOTAL
               INVESTMENTS -- 98.9%         $1,204,513,370        1,960,581,742
                                            ==============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 1.1% .................           21,024,245
                                                                 ---------------
              NET ASSETS -- 100.0%
               (49,322,538 shares outstanding) ...........       $1,981,605,987
                                                                 ==============
------------------------
              For Federal tax purposes:
              Aggregate cost .............................       $1,204,513,370
                                                                 ==============
              Gross unrealized appreciation ..............         $812,216,560
              Gross unrealized depreciation ..............          (56,148,188)
                                                                 --------------
              Net unrealized appreciation ................       $  756,068,372
                                                                 ==============
------------------------
                                                    SETTLEMENT   NET UNREALIZED
                                                       DATE      DEPRECIATION
                                                    ----------   --------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
 19,646,294(b)Deliver Hong Kong Dollars
               in exchange for
               USD 2,494,134 ................        08/24/00          $(27,615)
                                                                       ========
------------------------
(a) Security fair valued under procedures established by the Board of Trustees.
(b) Principal amount denoted in Hong Kong Dollars.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.

                 See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $1,204,513,370) ..............     $1,960,581,742
  Cash and foreign currency, at value
    (Cost $4,145,626) ......................................          4,087,655
  Dividends and interest receivable ........................          1,780,536
  Receivable for investments sold ..........................         36,300,617
  Receivable for Fund shares sold ..........................            570,774
                                                                 --------------
  TOTAL ASSETS                                                    2,003,321,324
                                                                 --------------
LIABILITIES:
  Payable for investments purchased ........................         19,417,548
  Payable for Fund shares redeemed .........................             36,154
  Payable for investment advisory fees .....................          1,638,473
  Payable for distribution fees ............................            409,808
  Unrealized depreciation of forward
    foreign exchange contracts .............................             27,615
  Payable for shareholder services fees ....................             26,255
  Payable to custodian .....................................             65,056
  Other accrued expenses ...................................             94,428
                                                                 --------------
  TOTAL LIABILITIES ........................................         21,715,337
                                                                 --------------
  NET ASSETS applicable to 49,322,538
    shares outstanding .....................................     $1,981,605,987
                                                                 ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ..............     $      493,225
  Additional paid-in capital ...............................      1,021,117,047
  Accumulated net investment income ........................         13,092,767
  Accumulated net realized gain on investments
    and foreign currency transactions ......................        190,927,105
  Net unrealized appreciation on investments
    and foreign currency transactions ......................        755,975,843
                                                                 --------------
  TOTAL NET ASSETS .........................................     $1,981,605,987
                                                                 ==============
  NET ASSET VALUE,  offering and redemption  price
    per share  ($1,981,605,987  / 49,322,538  shares
    outstanding;  unlimited  number of shares  authorized
    of $0.01 par value) ....................................             $40.18
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $71,793) ..............     $   22,256,961
  Interest .................................................          3,912,098
                                                                 --------------
  TOTAL INVESTMENT INCOME ..................................         26,169,059
                                                                 --------------
EXPENSES:
  Investment advisory fees .................................          9,754,619
  Distribution fees ........................................          2,439,654
  Shareholder services fees ................................            517,763
  Custodian fees ...........................................            155,757
  Shareholder communications expenses ......................            109,166
  Legal and audit fees .....................................             40,124
  Registration expenses ....................................             27,314
  Trustees' fees ...........................................             20,256
  Miscellaneous expenses ...................................             11,639
                                                                 --------------
  TOTAL EXPENSES ...........................................         13,076,292
                                                                 --------------
  NET INVESTMENT INCOME ....................................         13,092,767
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments and
    foreign currency transactions ..........................        190,723,932
  Net change in unrealized appreciation
    on investments and foreign
    currency transactions ..................................       (236,649,258)
                                                                 --------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ...........................................        (45,925,326)
                                                                 --------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ........................................     $  (32,832,559)
                                                                 ==============


STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2000         YEAR ENDED
                                                                                   (UNAUDITED)       DECEMBER 31, 1999
                                                                                --------------------------------------
OPERATIONS:
  Net investment income (loss) ...............................................   $   13,092,767       $   (1,779,216)
  Net realized gain on investments and foreign currency transactions .........      190,723,932          207,702,430
  Net change in unrealized appreciation on investments and
    foreign currency transactions ............................................     (236,649,258)         242,987,788
                                                                                 --------------       ----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............      (32,832,559)         448,911,002
                                                                                 --------------       ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ...........................................               --         (204,782,027)
                                                                                 --------------       ----------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................               --         (204,782,027)
                                                                                 --------------       ----------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial interest transactions .       20,563,723          173,769,943
                                                                                 --------------       ----------------
  NET INCREASE (DECREASE) IN NET ASSETS ......................................      (12,268,836)         417,898,918
NET ASSETS:
  Beginning of period ........................................................    1,993,874,823        1,575,975,905
                                                                                 --------------       ----------------
  End of period ..............................................................   $1,981,605,987       $1,993,874,823
                                                                                 ==============       ==============


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $2,439,654 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

--------------------------------------------------------------------------------

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $471,571,333 and $500,092,105, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2000, the Fund paid brokerage commissions of $692,582 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 2000.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:


                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                             JUNE 30, 2000                   DECEMBER 31, 1999
                                                     ----------------------------     ------------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------     -------------     -----------   ----------------
Shares sold.........................................  6,359,643     $ 253,453,696      67,482,198   $ 2,639,715,706
Shares issued upon reinvestment of dividends........         --                --       4,868,830       194,350,061
Shares redeemed..................................... (5,853,553)     (232,889,973)    (67,963,789)   (2,660,295,824)
                                                      ---------     -------------      ----------   ---------------
    Net increase....................................    506,090     $  20,563,723       4,387,239   $   173,769,943
                                                      =========     =============      ==========   ===============

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                               SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2000     --------------------------------------------------
                                                  (UNAUDITED)        1999        1998         1997       1996       1995
                                               ----------------   --------     -------      -------    -------    -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period........    $ 40.84         $ 35.47     $ 31.85      $ 26.42    $ 25.75    $ 22.21
                                                   -------         -------     -------      -------    -------    -------
   Net investment income (loss)................       0.27           (0.06)       0.02         0.07       0.15       0.26
   Net realized and unrealized gain (loss)
     on investments............................      (0.93)          10.06        5.02         9.97       3.29       5.28
                                                   -------         -------     -------      -------    -------    -------
   Total from investment operations............      (0.66)          10.00        5.04        10.04       3.44       5.54
                                                   -------         -------     -------      -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income.......................         --              --       (0.02)       (0.07)     (0.15)     (0.25)
   In excess of net investment income .........         --              --          --        (0.00)(a)     --         --
   Net realized gain on investments ...........         --           (4.63)      (1.40)       (4.54)     (2.61)     (1.75)
   In excess of net realized gain
     on investments ...........................         --              --       (0.00)(a)    (0.00)(a)  (0.01)     (0.00)(a)
                                                   -------         -------     -------      -------    -------    -------
   Total distributions ........................         --           (4.63)      (1.42)       (4.61)     (2.77)     (2.00)
                                                   -------         -------     -------      -------    -------    -------
   NET ASSET VALUE, END OF PERIOD .............    $ 40.18         $ 40.84     $ 35.47      $ 31.85    $ 26.42    $ 25.75
                                                   =======         =======     =======      =======    =======    =======
   Total return+ ..............................     (1.6)%           28.5%       15.9%        38.1%      13.4%      24.9%
                                                   =======         =======     =======      =======    =======    =======
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:

   Net assets, end of period (in 000's) ....... $1,981,606      $1,993,875  $1,575,976   $1,335,052 $1,080,639 $1,091,539
   Ratio of net investment income (loss)
      to average net assets ...................      1.34%(b)      (0.10)%       0.06%        0.22%      0.52%      0.95%
   Ratio of operating expenses
     to average net assets ....................      1.34%(b)        1.37%       1.36%        1.38%      1.34%      1.33%
   Portfolio turnover rate ....................        26%             32%         21%          22%        15%        26%

-------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) Annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES (SERVICE MARK) FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
    TEAM MANAGED:   MARIO J. GABELLI, CFA, MARC J. GABELLI AND IVAN ARTEAGA, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.(NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (NO-LOAD)                       PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                 [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                 BOARD OF TRUSTEES
Mario J. Gabelli, CFA             Karl Otto Pohl
CHAIRMAN AND CHIEF                FORMER PRESIDENT
INVESTMENT OFFICER                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana               Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT      CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK      PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita               Anthonie C. van Ekris
ATTORNEY-AT-LAW                   MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.         BALMAC INTERNATIONAL, INC.

James P. Conn                     Salvatore J. Zizza
FORMER CHIEF INVESTMENT OFFICER   CHAIRMAN
FINANCIAL SECURITY ASSURANCE      THE BETHLEHEM CORP.
HOLDINGS LTD.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

           OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA             Bruce N. Alpert
PORTFOLIO MANAGER                 PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                      DISTRIBUTOR
                Gabelli & Company, Inc.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
          State Street Bank and Trust Company

                     LEGAL COUNSEL
       Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB405Q200SR


                                             [Photo of Mario J. Gabelli omitted]

                                  THE
                                  GABELLI
                                  ASSET
                                  FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000